SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2001	Commission file number 1-5805

J.P. MORGAN CHASE & CO (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	13-2624428 (I.R.S. Employer Identification No.)

270 Park Avenue, New York, NY (Address of principal executive offices)	10017 (Zip Code)

(Registrant's telephone number, including area code) (212) 270-6000

Item 5. Other Events

On December 19, 2001, J.P. Morgan Chase & Co. (NYSE: JPM) announced that it had initiated litigation against several major insurance companies seeking payment under Enron-related surety bonds and discussed its other Enron-related exposure.

A copy of JPMorgan Chase's press release is attached as an exhibit hereto. That press release may contain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Such risks and uncertainties are described in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, and the 2000 Annual Report on Form 10-K for the year ended December 31, 2000, of J.P. Morgan Chase & Co., filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site www. sec. gov, to which reference is hereby made.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Exhibit Number	Description
99.1	Press Release dated December 19, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO. (Registrant)

By /s/Marc J. Shapiro Marc J. Shapiro Vice Chairman, Finance, Risk Management and Administration

Dated: December 20, 2001

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press Release	5